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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       November 6, 2000

                                                --------------------------------

                           FALCON ENTERTAINMENT CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    0-26443                22-281-1783
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)          Identification No.)

        675 Third Avenue, 12th Floor, New York, NY         10017
--------------------------------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code     (212) 557-5557
                                                  ------------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On November 6, 2000, Falcon Entertainment Corp. (the "Company") issued a press release announcing that it had terminated its network carriage agreement with OlympuSAT, Inc., had reduced its headcount by nine employees, is in the process of redesigning its IMNTV music video programming, and is planning to launch a new version of its IMNTV.com web site during early November, 2000. IMNTV was launched in limited U.S. markets earlier this year, but has not been broadcast in all markets in which it initially launched since approximately September. The Company is negotiating with several satellite carriage providers in an attempt to procure lower cost 24-hour digital carriage for its IMNTV programming. A copy of the Company's press release is attached to this current report on Form 8-K. Such press release is incorporated by reference into this
Item 5 and the foregoing description of such press release is qualified in its entirety by reference to such exhibit.

         The above-referenced statements are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are based on management's current expectations or beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the risk that the Company may not be able to obtain additional capital and may have to curtail or cease operations, the Company's limited operating history, unproven business model, history of losses and anticipation of continued losses, the potential volatility of the Company's quarterly operating results, intense competition faced by the Company, the risk that the Company may not be able to attract advertisers or strategic alliances, and other risks which are set forth in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2000 and its Quarterly Report on Form 10-QSB for the period ended August 31, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits.

             99.1 Press Release issued November 6, 2000, by Falcon
                  Entertainment Corp.

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                                   SIGNATURES*

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FALCON ENTERTAINMENT CORP.
                            ----------------------------------------------------
                                              (Registrant)

     November 6, 2000     By      /s/  Anthony Escamilla
------------------------    ----------------------------------------------------
          Date              Anthony Escamilla
                            Executive Vice President and Chief Operating Officer


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                                  EXHIBIT INDEX


Exhibit
Number            Description

99.1              Press Release issued November 6, 2000, by Falcon Entertainment Corp.
